UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01    Entry into a Material Definitive Agreement

Note Purchase Agreement and Note

On January 19, 2021, Jaguar Health, Inc. (“Jaguar” or the “Company”) and Napo Pharmaceuticals, Inc., a wholly-owned subsidiary of Jaguar (“Napo” and, together with Jaguar, the “Borrower”), entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (“Investor”), an affiliate of Chicago Venture Partners, L.P. (“CVP”), pursuant to which the Borrower issued to Investor a secured promissory note (the “Note”) in the aggregate principal amount of $6,220,812.50 (the “Note Offering”). The initial principal balance of the Note includes $195,812.50 representing prepaid interest for the first twelve months and $25,000 to cover Investor’s transaction expenses.  The Company will use the proceeds to fund development of the Company’s NP-300 (lechlemer) drug product candidate for the indication of the symptomatic relief of diarrhea from cholera (the “Cholera Indication”) and general corporate purposes, including the Company’s product pipeline activities. The Note bears interest at 3.25% per annum and matures on January 20, 2025.  Interest will be prepaid each 12 months at the beginning of the period.

Under the Purchase Agreement, if a tropical disease priority review voucher (“TDPRV”) is granted to the Company by the U.S. Food & Drug Administration in connection with the Company’s development of lechlemer for the Cholera Indication and the Company sells the TDPRV, then Investor will be entitled to a specified percentage of the gross proceeds from such sale, ranging from 18% to 1%, depending on the percentage of the original balance of the Note that remains outstanding as of the date of the sale of the TDPRV, which percentage will decrease to 1% once the Note is paid in full.

In addition, beginning on the earlier of (i) six months following the closing of the Note Offering and (ii) the initiation of human clinical trials with lechlemer, (the “Optional Prepayment Period”), the Company will have the right, from time to time at in its sole discretion, to prepay all or any portion of the Note (such amount, the “Principal Prepayment Amount”) at a price equal to 112.5% multiplied by the Principal Prepayment Amount (the “Optional Prepayment Amount”). Beginning on the date that the last patient is enrolled in a pivotal trial with lechlemer for the Cholera Indication, the Company must receive Investor approval before prepaying the Note.

In the event that, prior to redeeming the Note, (i) the Company abandons the clinical trial with lechlemer for the Cholera Indication, (ii) the Company fails to start the Phase 1 clinical trial of lechlemer for the Cholera Indication by July 1, 2022 or (iii) the Company fails to meet all primary endpoints in the pivotal trial for lechlemer for the Cholera Indication with statistical significant (such event, a “Trial Failure”), then Investor has the right to multiply the outstanding balance of the Note as of the date of the Trial Failure by 125% and accelerate the Note. The Purchase Agreement and the Note also contain representations, warranties, covenants, events of default (in the case of the Note) and other provisions customary for transactions of this nature.

Security Agreement

Napo also entered into a security agreement (the “Security Agreement”) with Investor, pursuant to which Investor will receive a first priority security interest in all existing and future lechlemer technology, and Napo will agree, with certain exceptions, not to grant any lien on any of the collateral securing the Note and not to grant any license under any of the intellectual property relating to such collateral.  Notwithstanding the foregoing, the grant of security interest under the Security Agreement will not be effective until such time as the Company receives required consent from a third party.

The foregoing summaries of the Note, the Purchase Agreement and the Security Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Note, the Purchase Agreement and the Security Agreement attached as Exhibits 1.1 and 10.1, and 10.2 respectively, to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The Note was offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01.        Other Events.

The Company issued a press release announcing the Note Offering on January 20, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Nasdaq Listing

As previously reported in the Company’s Current Report on Form 8-K filed on December 31, 2019, the Company received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the closing bid price for the Company’s common stock for the last 30 consecutive business days was below the $1.00 per share minimum required for continued listing under Nasdaq Listing Rule 5550(a)(2). On January 21, 2021, the Company received a letter from the Nasdaq Office of General Counsel notifying the Company that the minimum bid price deficiency had been cured and that Nasdaq had determined to continue the listing of the Company’s common stock on The Nasdaq Stock Market.

On January 22, 2021, the Company issued a press release with respect to the foregoing, a copy of which is furnished as Exhibit 99.2 hereto.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
4.1	Secured Promissory Note, dated January 19, 2021, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC.

10.1	Note Purchase Agreement, dated January 19, 2021, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC.

10.2	Security Agreement, dated January 19, 2021, by and between Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC.

99.1	Press Release, dated January 20, 2021.

99.2	Press Release, dated January 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: January 22, 2021	By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: Chief Executive Officer & President